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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): APRIL 26, 2002

                                   CURIS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                        COMMISSION FILE NUMBER: 000-30347


           DELAWARE                                             04-3505116
   (State or Other Jurisdiction of                         (I.R.S. Employer
   Incorporation or Organization)                          Identification No.)

       61 MOULTON STREET, CAMBRIDGE, MA                          02138
   (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's Telephone Number, Including Area Code: (617) 503-6500


                                       N/A
           Former Name or Former Address, if Changed Since Last Report

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Curis, Inc. (the "Company") hereby amends its Current Report on Form
8-K, originally filed with the Securities and Exchange Commission on April 30, 2002, in order to include an additional exhibit concerning a reportable event as defined by Item 304(a)(1)(v)(A) of Regulation S-K.

     On April 26, 2002, the Company dismissed its independent auditors, Arthur Andersen LLP ("Arthur Andersen") and engaged the services of PricewaterhouseCoopers LLP ("PWC") as its new independent auditors effective immediately. These actions followed the Company's decision to seek proposals from independent accountants to audit the Company's financial statements, and were approved by the Company's Board of Directors upon the recommendation of its Audit Committee. PWC will, subject to stockholder ratification at the Company's upcoming annual meeting of stockholders scheduled for June 12, 2002, audit the Company's financial statements for the fiscal year ending December 31, 2002 and will perform all quarterly reviews for fiscal 2002.

     During the two most recent fiscal years ended December 31, 2001, and the subsequent interim period through April 26, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

     None of the reportable events described under Item 304(a) (1) (v) of Regulation S-K occurred within the two most recent fiscal years ended December 31, 2001 or within the interim period through April 26, 2002.

     None of the audit reports of Arthur Andersen on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2000 and December 31, 2001 contained an adverse opinion or a disclaimer of opinion nor was any such audit report qualified or modified as to uncertainty, audit scope or accounting principles.

     A letter from Arthur Andersen to the Securities and Exchange Commission is attached hereto as Exhibit 16.1.

     During the two most recent fiscal years ended December 31, 2001, and the subsequent interim period through April 26, 2002, the Company did not consult with PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K, except that PWC was previously engaged by Ontogeny, Inc. ("Ontogeny") as the principal auditors of Ontogeny's financial statements. In connection therewith, PWC provided the Company with an opinion regarding Ontogeny's financial statements, which was included in the Company's Registration Statement on Form S-4 filed in connection with the merger of Creative BioMolecules, Inc., Ontogeny and Reprogenesis, Inc. with and into the Company.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.

         EXHIBIT
         NUMBER                               DESCRIPTION
         ------                               -----------

         *16.1 Letter, dated April 30, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.

          16.2 Letter, dated May 10, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.

         ------------------
         * Previously filed.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CURIS, INC.


Date:  May 10, 2002                  By: /s/ George A. Eldridge
                                        -------------------------------------
                                        George A. Eldridge
                                        Chief Financial Officer

                                       4

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                             EXHIBIT INDEX

     EXHIBIT
     NUMBER                  DESCRIPTION
     ------                  -----------

      *16.1 Letter, dated April 30, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.

       16.2 Letter, dated May 10, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.

     ___________________
     * Previously filed.

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